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                                                                 EXHIBIT 10.1(b)

                                SECOND AMENDMENT
                                       TO
                       AMENDED AND RESTATED LOAN AGREEMENT


         THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment"), dated as of the 31st day of December, 1997 (the "Amendment Date"), is made by and among CHARTER COMMUNICATIONS, L.P., a Delaware limited partnership (the "Borrower"), TORONTO DOMINION (TEXAS), INC., PNC BANK, NATIONAL ASSOCIATION, CREDIT LYONNAIS NEW YORK BRANCH, UNION BANK OF CALIFORNIA, N.A., BANQUE PARIBAS, FLEET BANK, N.A., ABN AMRO BANK N.V., THE LONG-TERM CREDIT BANK OF JAPAN, LTD., and CITY NATIONAL BANK (together with any financial institution which subsequently becomes a `Bank' under the Loan Agreement, as such term is defined therein, the "Banks"), TORONTO DOMINION (TEXAS), INC., PNC BANK, NATIONAL ASSOCIATION and CREDIT LYONNAIS NEW YORK BRANCH, as co-agents (in such capacity, the "Co-Agents"), CREDIT LYONNAIS NEW YORK BRANCH, as documentation agent (in such capacity, the "Documentation Agent"), and TORONTO DOMINION (TEXAS), INC., as administrative agent for the Co-Agents and the Banks (in such capacity, the "Administrative Agent," and together with the Documentation Agent and the Co-Agents, the "Agents").

                              W I T N E S S E T H:

         WHEREAS, the Agents, the Borrower, and the Banks are all parties to that certain Amended and Restated Loan Agreement dated as of March 28, 1996, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of November 29, 1996 (as heretofore and hereafter amended, modified and supplemented from time to time, the "Loan Agreement"); and

         WHEREAS, the Borrower has requested that the Banks amend the Loan Agreement to, among other things, (a) extend the Maturity Date, (b) revise the amortization schedule, (c) modify certain financial covenants, and (d) make such other changes as are set forth herein.

         WHEREAS, the Agents and the Banks are willing to consent to such amendments and such other matters as set forth herein on terms and conditions contained herein;

         NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:




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         1.       Amendments to Article 1.

                  (a) Article 1 of the Loan Agreement, Definitions, is hereby amended by deleting the existing definition of "Maturity Date" in its entirety and by substituting the following in lieu thereof:

                  "`Maturity Date' shall mean December 31, 1999, or such earlier date as payment of the Loans shall be due (whether by acceleration or otherwise)."

                  (b) Article 1 of the Loan Agreement, Definitions, is hereby further amended by adding thereto, appropriately alphabetized, the following new definitions of "LaGrange System" and "Sanford System":

                  "'LaGrange System' shall mean those certain cable television assets of the Borrower located in the City of LaGrange, Georgia comprising 8,368 subscribers as of September 30, 1997."

                  "'Sanford System' shall mean those certain cable television assets of the Borrower located in the City of Sanford, North Carolina comprising 12,988 subscribers as of September 30, 1997."

         2. Amendments to Article 2. Article 2 of the Loan Agreement, Loans, is hereby amended as follows:


                  (a) Subsection 2.5(b)(ii) of the Loan Agreement, Scheduled Reductions, is hereby amended by deleting such subsection in its entirety and by substituting the following in lieu thereof:

                           "(ii)    [Intentionally Omitted.]"

                  (b) Section 2.7 of the Loan Agreement, Repayment, is hereby amended by deleting subsection (a), Scheduled Term Loan Repayments, and subsection (c) Annual Excess Cash Flow Recapture, in their entireties and by substituting the following in lieu thereof:

                           "(a)     [Intentionally Omitted.]"

                           "(c)     [Intentionally Omitted]."

         3. Amendments to Article 7. Article 7 of the Loan Agreement, Negative Covenants, is hereby amended as follows:

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                  (a) Section 7.1 of the Loan Agreement, Indebtedness of the
Borrower, is hereby amended by deleting subsection (c) thereof in its entirety and by substituting the following subsection (c) in lieu thereof:

                           "(c) Capitalized Lease Obligations in an amount not in excess of $4,000,000, provided, however, that any lease agreement between the Borrower and the City of LaGrange, Georgia with respect to the assets for the LaGrange System shall not exceed $2,500,000 and shall be assigned as Collateral for the Obligations."

                  (b) Section 7.4 of the Loan Agreement, Liquidation, Change in Ownership, Disposition or Acquisition of Assets, is hereby amended by adding to subsection (a) at the end of the first full sentence of such subsection the following new sentence which shall become the second complete sentence in such subsection (a):

         "In addition, the Borrower may sell (i) the assets of the Sanford System (including the License with respect thereto), provided that the purchase price of such sale is equal to or greater than $23,100,000 and the Net Proceeds thereof are applied to the Loans pursuant to Section 2.7(b) hereof, and (ii) the assets of the LaGrange System, provided that the purchase price of such sale is equal to or greater than $2,000,000 and provided further that such assets are contemporaneously leased back to the Borrower."

                  (c) Section 7.8 of the Loan Agreement, Leverage Ratio, is hereby amended by deleting the existing table contained in Section 7.8 in its entirety and by substituting the following in lieu thereof:

                                                                     Leverage
                          "Period                                     Ratio
                          -------                                     -----
         From December 31, 1997 through the Maturity Date             5.25:1"

                  (d) Section 7.9 of the Loan Agreement, Annualized Operating Cash Flow to Fixed Charges Ratio, is hereby amended by deleting such Section in its entirety and by substituting the following in lieu thereof:

                  "Section 7.9      [Intentionally omitted.]"

                  (e) Section 7.10 of the Loan Agreement, Annualized Operating Cash Flow to Pro Forma Debt Service, is hereby amended by deleting such Section in its entirety and by substituting the following lien thereof:

                  "Section 7.10     [Intentionally omitted.]"



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                  (f) Section 7.15, of the Loan Agreement, Capital Expenditures,
is hereby amended by deleting the existing table contained in Section 7.15 in its entirety and by substituting the following in lieu thereof:

                                                                        Capital
                                   "Period                        Expenditures Limit
                                   -------                        ------------------
         From January 1, 1997 through December 31, 1997             $20,000,000
         From January 1, 1998 through December 31, 1998             $20,000,000
         From January 1, 1999 through December 31, 1999             $11,500,000"


                  (g) Section 7.16 of the Loan Agreement, Consolidated Leverage Ratio, is hereby amended by deleting the existing Section in its entirety and by substituting the following in lieu thereof:

                  "Section 7.16 Consolidated Leverage Ratio. (a) As of the end of any calendar quarter, and (b) at the time of any Advance (after giving effect to such Advance), the Borrower shall not permit the ratio of Consolidated Total Debt as of such date to Consolidated Annualized Operating Cash Flow for the calendar quarter end being tested in the case of Section 7.16(a) above, or the most recent quarter end for which financial statements are required to be delivered to the Administrative Agent and the Co-Agents pursuant to Sections 6.1 and 6.2 hereof in the case of Section 7.16(b) above, to be greater than (i) prior to June 30, 1997, 6.75 to 1.0; (ii) from July 1, 1997 until December 31, 1997, 6.50 to 1.0; (iii) from January 1, 1998 until March 31, 1998, 6.75 to 1.0; and (iv) from April 1, 1998 and at all times thereafter, 6.50 to 1.0."

                  (h) Article 7 of the Loan Agreement, Negative Covenants, is hereby amended by adding thereto the following new Section 7.17, Interest Coverage Ratio:

                  "Section 7.17 Interest Coverage Ratio. (a) As of the end of any calendar quarter, and (b) at the time of any Advance (after giving effect to such Advance), the Borrower shall not permit the ratio of its
         (1) Annualized Operating Cash Flow to (2) the sum of (A) Interest Expense and (B) Restricted Payments made pursuant to Sections 7.7(b) and 7.7(c) for the calendar quarter end being tested in the case of
         Section 7.17(a) above, or the most recent quarter end for which financial statements are required to be delivered to the Administrative Agent and the Co-Agents pursuant to Sections 6.1 and 6.2 hereof in the case of Section 7.17(b) above, to be less than (i) prior to July 1, 1998, 1.35 to 1.0 and (ii) from July 1, 1998 and at all times thereafter, 1.50 to 1.0."

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         4. Representations and Warranties. The Borrower hereby represents and warrants in favor of the Agents and the Banks as follows:

                  (a) The Borrower has the partnership power and authority (i) to enter into this Amendment and (ii) to do all other acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                  (b) This Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Borrower and constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower); and

                  (c) The execution and delivery of this Amendment and the performance by the Borrower under the Loan Agreement and the other Loan Documents to which it is a party, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor is in contravention of or in conflict with the partnership agreement or other similar agreement of the Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower is a party or by which any of its assets or properties are or may become bound.

         5. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent and the Banks, in form and substance satisfactory to the Administrative Agent and the Banks a certificate, signed by an Authorized Signatory of the Borrower, certifying on the date hereof that there exists no Default under the Loan Agreement, after giving effect to this Amendment, and demonstrating the Borrower's compliance with Sections 7.8, 7.9, 7.10, 7.15, 7.16 and 7.17 of the Loan Agreement, after giving effect to this Amendment.

         6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         7. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

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         8. Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

         9. No Other Amendment or Waiver. Except for the amendments set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver by the Administrative Agent, the other Agents or the Banks under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent, the other Agents and the Banks expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendments agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent, the other Agents and the Banks, or any of them, at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the other Agents, the Banks, the Majority Banks, or any of them, to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

         10. Loan Documents. This document shall be deemed to be a Loan Document for all purposes.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]




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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:                          CHARTER COMMUNICATIONS, L.P., a Delaware
                                   limited partnership

                                   By: Its General Partner

                                   CCP ONE, INC., a Delaware corporation


                                   By:_________________________________________

                                      Its:_____________________________________



AGENTS AND BANKS:                  TORONTO DOMINION (TEXAS), INC., as
                                   Administrative Agent, a Co-Agent and a Bank


                                   By:_________________________________________

                                      Its:_____________________________________


                                   CREDIT LYONNAIS NEW YORK BRANCH, as
                                   Documentation Agent, a Co-Agent and as a Bank

                                    By:_________________________________________

                                       Its:_____________________________________



                                    By:_________________________________________

                                       Its:_____________________________________


                                                   CHARTER COMMUNICATIONS, L.P.
                                                    SECOND AMENDMENT TO AMENDED
                                                    AND RESTATED LOAN AGREEMENT
                                                               Signature Page 1

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                                    PNC BANK, NATIONAL ASSOCIATION, as a Co-
                                    Agent and as a Bank


                                    By:_________________________________________

                                       Its:_____________________________________


                                    UNION BANK OF CALIFORNIA, N.A., as a Bank


                                    By:_________________________________________

                                       Its:_____________________________________


                                    BANQUE PARIBAS, as a Bank


                                    By:_________________________________________

                                       Its:_____________________________________


                                    By:_________________________________________

                                       Its:_____________________________________





                                                   CHARTER COMMUNICATIONS, L.P.
                                                    SECOND AMENDMENT TO AMENDED
                                                    AND RESTATED LOAN AGREEMENT
                                                               Signature Page 2


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                                    ABN AMRO BANK N.V., as a Bank


                                    By:_________________________________________

                                       Its:_____________________________________


                                    By:_________________________________________

                                       Its:_____________________________________



                                    FLEET BANK, N.A., as a Bank


                                    By:_________________________________________

                                       Its:_____________________________________


                                    THE LONG-TERM CREDIT BANK OF JAPAN, LTD., as a Bank


                                    By:_________________________________________

                                       Its:_____________________________________


                                    CITY NATIONAL BANK, as a Bank


                                    By:_________________________________________

                                       Its:_____________________________________



                                                   CHARTER COMMUNICATIONS, L.P.
                                                    SECOND AMENDMENT TO AMENDED
                                                    AND RESTATED LOAN AGREEMENT
                                                               Signature Page 3